THIRTY-SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT
OF
CORPORATE OFFICE PROPERTIES, L.P.

This Thirty-Second Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., a Delaware limited partnership (the “Partnership”), is made and entered into as of April 15, 2015, by the undersigned.

Recitals

A.    The Partnership is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act and governed by that certain Second Amended and Restated Limited Partnership Agreement dated as of December 7, 1999, as amended to the date hereof (as amended, the “Partnership Agreement”). Capitalized terms used but not defined herein shall have the meanings accorded to such terms in the Partnership Agreement.

B.    The sole general partner of the Partnership is Corporate Office Properties Trust, a real estate investment trust formed under the laws of the State of Maryland (the “General Partner”).

C.    Pursuant to Section 11.1 (A), the General Partner, which currently holds in excess of 90% of the Partnership Units and Preferred Units, desires to amend the Partnership Agreement and, in accordance with Section 11.1 (A), has obtained the requisite Consent from each Partner from whom such Consent is required.

D.    Pursuant to Section 11.1 (B) (iii), the General Partner desires to amend the Partnership Agreement to reflect the admission, substitution, termination and/or withdrawal of various limited partners in accordance with the terms of the Partnership Agreement.

NOW THEREFORE, the General Partner, intending to be legally bound, hereby amends the Partnership Agreement as follows, effective as of the date first set forth above.

1.
The penultimate sentence of Section 10.3(A) is deleted and in its place the following is inserted: “Except to the extent the General Partner, in its sole discretion, permits a Limited Partner to enter into a deficit restoration obligation agreement with the Partnership, if any Partner has a deficit balance in its Capital Account (after giving effect to all contributions (without regard to this Section 10.3(A)), distributions and allocations), such Partner shall have no obligation to make any contribution to the capital of the Partnership.”

2.
Exhibit 1, Schedule of Partners, as attached hereto and by this reference made a part hereof, is hereby substituted for and intended to replace any prior Exhibit 1 attached to a prior Amendment to the Partnership Agreement, and as attached hereto shall be a full and complete listing of all the general and limited partners of the Partnership as of the date of this Amendment, same being intended and hereby superceding all prior Exhibit 1 listings.

3.
The execution, delivery and effectiveness of this Amendment shall not operate (a) as an amendment or modification of any provision, right or obligation of any Partner under the Partnership Agreement except as specifically set forth in this Amendment or (b) as a waiver or consent to any subsequent action or transaction.

4.	This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

5.	This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS THIS PAGE]

In Witness Whereof, the undersigned have executed this Amendment as of the day and year first above written.

GENERAL PARTNER:

CORPORATE OFFICE PROPERTIES TRUST, a
Maryland real estate investment trust

By:    /s/ Anthony Mifsud
Name: Anthony Mifsud
Title: Executive Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

AFFECTED LIMITED PARTNERS:

SHIDLER EQUITIES L.P., a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation, its
general partner

By:    /s/ Lawrence J. Taff
Lawrence J. Taff
Secretary

/s/ Jay H. Shidler
JAY H. SHIDLER

/s/ Robert L. Denton
ROBERT L. DENTON

LBCW LIMITED PARTNERSHIP, a Pennsylvania limited partnership

By:    LBCW, Inc., a Delaware corporation, its
general partner

By:    /s/ Clay W. Hamlin, III
Name: Clay W. Hamlin, III
Title: President

/s/ Lynn Hamlin
LYNN HAMLIN

Exhibit 1

Schedule of Partners

Exhibit 1 Addendum--32nd Amendment
Schedule of Partners

General Partner	Common Units of Partnership Units--32nd Amendment	Series I Preferred Units	Series K Preferred Units	Series L Preferred Units
Corporate Office Properties Trust	94,536,269		531,667	6,900,000

Limited Partners and Preferred Limited Partners
Jay H. Shidler	431,893
Shidler Equities, L.P.	1,353,963
Clay W. Hamlin, III	55,291
LBCW Limited Partnership	551,107
Robert L. Denton	308,500
James K. Davis	51,589
Samuel Tang	4,389
Lawrence J. Taff	13,733
M.O.R. 44 Gateway Associates Limited Partnership	1
Estate of John Parsinen	49,434
M.O.R. Commons Limited Partnership	7
Lynn Hamlin	121,411
Housing Affiliates, Inc.	4,402
Reingle Corp.	730
Joseph Tawil	2,160
The Lovejoy Trust	59,528
The Century Trust	59,528
A. Charles Wilson, Trustee of the A. Charles Wilson and Betty S. Wilson Trust u/d/t June 18, 1980--Survivor's Trust	5,908
Irwin Hoffman	1,880
The Rouse Family Exemption Trust	2,160
Lawrence G. Rief	2,526
David D. Jenkins	262,165
RA & DM, Inc.	2,954
Richard Alter	43,817
Donald Manekin	23,336
William Winstead	14,019
Richard Manekin	8,988
Robert Manekin	8,988
Charles Manekin	3,899
Francine Manekin	880
Sandye Sirota	5,427
Lynn Stern	880
Louis LaPenna	2,513
Jamie Deutsch	22
Kelly Alter	22
Kirk Property Limited Partnership	221,501
TRC Associates Limited Partnership		352,000
TOTAL	98,215,820	352,000	531,667	6,900,000